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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-81796, 33-99350, 333-01728, 333-04052, 333-17017
and 333-47483) the Post Effective Amendment No. 1 to Form S-4 Registration Statement on Form S-8 (No. 333-00468) of FORE Systems, Inc., of our report dated April 22, 1998, appearing on page 24 of this Annual Report on Form 10-K.

/s/ Price Waterhouse LLP

Price Waterhouse LLP
Boston, Massachusetts
June 29, 1998